SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment No. 1
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2010
CRAFT BREWERS ALLIANCE, INC.
(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction	(Commission file number)	(I.R.S. Employer
of Incorporation)		Identification No.)
929 North Russell Street
Portland, OR 97227-1733
(Address of Principal Executive Offices, Zip Code)
(503) 331-7270
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This current report on Form 8-K/A amends and supplements Item 9.01 Financial Statements and Exhibits, of the current report on Form 8-K filed October 6, 2010 by Craft Brewers Alliance, Inc. (the “Company”), relating to the completion of the acquisition of Kona Brewing Co., Inc. (“KBC”) and related entities on October 1, 2010. In response to parts (a) and (b) of Item 9.01 of the Form 8-K, the Company stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K to provide such required financial information.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited consolidated financial statements of KBC as of December 31, 2009 and 2008, and the years then ended, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated by reference. The unaudited consolidated financial statements of KBC as of June 30, 2010 and December 31, 2009 and for the six months ended June 30, 2010 and 2009 are filed as Exhibit 99.2 and are incorporated by reference.
(b) Pro Forma Financial Information of Business Acquired
The unaudited pro forma financial information of the Company and KBC as of June 30, 2010, and for the year ended December 31, 2009, and for the six months ended June 30, 2010, is furnished as Exhibit 99.3 to this Form 8-K/A and incorporated by reference.
(d) Exhibits

2.1*	Agreement and Plan of Merger among Craft Brewers Alliance, Inc., Kona Brewing Co., Inc. and related parties, dated July 31, 2010 (Incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on August 3, 2010)

10.1*	Third Loan Modification Agreement dated September 30, 2010 to the Loan Agreement dated July 1, 2008 between the Registrant and Bank of America, N.A.

10.2*	Non-Competition and Non-Solicitation Agreement dated October 1, 2010 between the Registrant and W. Cameron Healy

10.3*	Non-Competition and Non-Solicitation Agreement dated October 1, 2010 between the Registrant and Mattson Davis

23.1	Consent of Accuity LLP, Independent Registered Public Accounting Firm for Kona Brewing Co., Inc.

99.1	Audited consolidated financial statements of Kona Brewing Co., Inc. as of December 31, 2009 and 2008 and for the years then ended

99.2	Unaudited consolidated financial statements of Kona Brewing Co., Inc. as of June 30, 2010 and December 31, 2009, and for the six months ended June 30, 2010 and 2009

99.3	Pro forma condensed combined financial information of Craft Brewers Alliance, Inc.

*	Previously filed.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREWERS ALLIANCE, INC.
Dated: December 15, 2010	By:	/s/ Mark D. Moreland
Mark D. Moreland
Chief Financial Officer and Treasurer